Business combinations- Acquisition date fair values of each major class of consideration transferred (Details) - Lexicon Digital Pty Ltd And Lexicon Consolidated Holdings Pty - GBP (£) £ in Thousands	Oct. 06, 2022	Feb. 08, 2022
Disclosure of detailed information about business combination [line items]
Initial cash consideration	£ 32,025
Equity consideration	9,975
Fair value of deferred consideration	1,416	£ 1,400
Fair value of contingent consideration	4,959
Total consideration transferred	£ 48,375